Exhibit 99.2

Tripadvisor (TRIP) Segment Reporting Update Memo

February 12, 2026

As referenced on our third quarter 2025 financial results call, on November 6, 2026, we have combined our legacy Viator and Brand Tripadvisor experiences operations to support the Company’s priorities, including in experiences, and as a result, are updating our segments with our fourth quarter and full year 2025 reporting, and on a go-forward basis. To ensure that investors have a basis for comparison, attached are segment financials, which have been recast by quarter in the new segment structure, going back to Q1 2023. We now report our financial results in the following three reportable segments: Experiences, Hotels and Other, and TheFork. A summary of the changes is noted below:

Experiences

•
The Experiences segment captures all revenue generated by the Viator stand-alone business, including revenue generated on the Tripadvisor point of sale (“POS”). (No changes from prior Viator segment revenue.)
•
Included in the expenses for this segment are directly-attributable Cost of Sales, Marketing, Personnel, Technology, and General and Administrative (G&A) expenses, and allocations for certain corporate G&A personnel costs.

Hotels and Other

•
This segment includes our legacy segment hotels offering, media and advertising, and other.
•
We are providing the following revenue lines by product for this reportable segment:
o
Hotels (no changes from “Branded Hotels”)
o
Media and Advertising (no changes)
o
Other (Formerly legacy Other revenue, which included revenue from cruise, vacation rentals, flights, and rental cars, and now including restaurant subscription revenue and B2C dining revenue generated by the Tripadvisor point of sale. Starting in 2026, we no longer offer vacation rentals, flights, and rental car categories on our platform.)
•
Included in the expenses for this segment are directly-attributable Cost of Sales, Marketing, Personnel, Technology, and General & Administrative (G&A) expenses, and allocations for certain corporate G&A personnel costs.

TheFork

TheFork segment does not change. This segment captures all revenue generated by the stand-alone TheFork business, including a small amount of consumer bookings generated by the Tripadvisor POS for TheFork.

•
For bookings generated on the Tripadvisor POS, TheFork pays Tripadvisor an affiliate marketing fee for these bookings. This affiliate marketing fee is borne by TheFork as a segment expense, and recognized as revenue in the Hotels and Other segment (in the “Other” revenue line). These intersegment transactions are eliminated on a consolidated basis.
•
Included in the expenses for this segment are directly-attributable Cost of Sales, Marketing, Personnel, Technology, and General and Administrative (G&A) expenses, and allocations for certain corporate G&A personnel costs.

Eliminations

The aforenoted intersegment transactions related to TheFork bookings are reported in a separate line.

Contact: ir@tripadvisor.com

Segment Reporting Memo

February 12, 2026

Segment Reporting Update - February 2026

The tables below describe the revenue and expense components of updated reportable segments and the relationship to previous segments, and the following page provides updated reportable segment financials recast for certain prior periods.

PRIOR SEGMENTS			NEW SEGMENTS (December 31, 2025)			Primary Changes
Viator	Revenue	All experiences revenue from all points of sale	Experiences	Revenue	All experiences revenue from all points of sale	No change
Expenses

All expenses related to Viator POS, including affiliate marketing fees to third parties, and inclusive of affiliate marketing fee to Tripadvisor for bookings generated on Tripadvisor POS but fulfilled by Viator

				Expenses	Expenses related to all experiences and across all points of sale.	Experiences segment now bears the costs associated with experiences generated on the Tripadvisor point of sale, including direct marketing and personnel
Brand Tripadvisor	Revenue	Branded Hotels	Hotels and Other	Revenue	Hotels	No change
		Media and Advertising			Media and Advertising	No change
		Experiences and Dining			Other (including cruise, dining and other)	Dining included in "other"
		Other (including cruise, and other)				Experiences-related revenue(1)
	Expenses	Expenses related to revenue in the above categories, including variable and fixed expenses directly related to Tripadvisor POS		Expenses	Expenses related to revenue in the above categories	Expenses related to experiences generated on the Tripadvisor POS now borne by the Experiences segment
TheFork	Revenue	All revenue related to TheFork	TheFork	Revenue	All revenue related to TheFork	No change
	Expenses	Expenses related to TheFork		Expenses	All expenses related to TheFork	No change
Eliminations		Elimination of revenue recognized by Tripadvisor from affiliate marketing fees paid by Viator and TheFork	Eliminations		Elimination of revenue recognized in Hotels and Other for dining-related affiliate marketing fees paid by TheFork	Inter-company eliminations between Viator POS and Tripadvisor POS for experiences-related affiliate marketing payments are no longer required upon combination of all experiences revenue and expenses

(1) Experiences revenue under the prior segment Brand Tripadvisor was equal to the affiliate marketing expense recorded in the legacy Viator segment expenses. Eliminations were made upon consolidation and resulted in a net neutral impact to adjusted EBITDA.

Segment Reporting Memo

February 12, 2026

	2023					2024					2025
$ Millions	Q1	Q2	Q3	Q4	FY*	Q1	Q2	Q3	Q4	FY*	Q1	Q2	Q3	Q4	FY*
Total Consolidated Results [1]
Total Revenue	$371.5	$493.5	$533.4	$389.6	$1,788.0	$395.1	$496.7	$531.7	$411.1	$1,834.6	$398.2	$529.2	$552.5	$411.3	$1,891.3
Cost of Sales[1]	19.9	32.8	37.9	28.5	119.1	24.5	36.1	39.7	28.1	128.4	26.8	41.8	40.7	35.2	144.6
Marketing	158.2	207.7	214.2	125.1	705.2	162.2	203.4	210.8	152.0	728.6	171.6	217.7	227.2	174.8	791.4
Personnel[1]	121.6	123.1	117.0	112.1	473.8	121.8	119.7	115.6	118.1	475.2	115.9	120.0	118.7	110.9	465.6
Technology	18.6	19.9	20.1	21.4	80.0	21.9	22.3	23.3	23.9	91.3	22.7	24.9	25.7	25.5	98.7
General & administrative[1]	20.3	20.0	17.5	18.1	75.9	18.0	18.6	19.9	16.2	72.6	17.4	17.8	17.7	19.5	72.3
Adjusted EBITDA	$32.9	$90.0	$126.7	$84.4	$334.0	$46.7	$96.6	$122.4	$72.8	$338.5	$43.8	$107.0	$122.5	$45.4	$318.7
Growth % (y/y)						42%	7%	(3)%	(14)%	1%	(6)%	11%	0%	(38)%	(6)%
Adjusted EBITDA Margin[2]	9%	18%	24%	22%	19%	12%	19%	23%	18%	18%	11%	20%	22%	11%	17%

Expenses as a % of revenue
Cost of Sales	5%	7%	7%	7%	7%	6%	7%	7%	7%	7%	7%	8%	7%	9%	8%
Marketing	43%	42%	40%	32%	39%	41%	41%	40%	37%	40%	43%	41%	41%	42%	42%
Personnel	33%	25%	22%	29%	26%	31%	24%	22%	29%	26%	29%	23%	21%	27%	25%
Technology	5%	4%	4%	5%	4%	6%	4%	4%	6%	5%	6%	5%	5%	6%	5%
General & administrative	5%	4%	3%	5%	4%	5%	4%	4%	4%	4%	4%	3%	3%	5%	4%

Intersegment revenue[3]	(0.8)	(1.3)	(1.4)	(1.0)	(4.4)	(1.0)	(1.2)	(1.4)	(0.9)	(4.4)	(0.7)	(1.0)	(1.2)	(0.9)	(4.0)

Experiences
Experiences Revenue	$115.3	$216.1	$244.8	$161.0	$737.2	$141.1	$243.8	$269.6	$185.6	$840.1	$155.8	$270.5	$294.3	$203.7	$924.4
Cost of Sales	14.1	22.6	24.5	17.3	78.6	15.5	25.0	26.5	13.4	80.4	17.1	27.6	29.1	19.5	93.3
Marketing	95.5	148.3	146.8	79.1	469.6	101.6	146.9	152.3	98.9	499.8	106.2	152.1	159.7	120.0	538.2
Personnel[4]	29.9	32.1	33.5	30.5	126.1	34.3	36.8	35.3	34.7	141.2	35.8	39.9	40.0	36.9	152.6
Technology	3.6	4.5	4.5	5.3	17.8	5.7	6.4	6.7	6.4	25.1	6.8	8.1	7.9	8.4	31.1
General & administrative	3.0	3.0	2.7	3.1	11.8	3.4	3.2	4.9	3.1	14.5	4.0	4.8	5.0	4.3	18.1
Adjusted EBITDA	$(30.8)	$5.6	$32.8	$25.7	$33.3	$(19.4)	$25.5	$43.9	$29.1	$79.1	$(14.1)	$38.0	$52.6	$14.6	$91.1
Growth % (y/y)						(37)%	355%	34%	13%	138%	(27)%	49%	20%	(50)%	15%
Adjusted EBITDA Margin	(27)%	3%	13%	16%	5%	(14)%	10%	16%	16%	9%	(9)%	14%	18%	7%	10%

Expenses as a % of revenue
Cost of Sales	12%	10%	10%	11%	11%	11%	10%	10%	7%	10%	11%	10%	10%	10%	10%
Marketing	83%	69%	60%	49%	64%	72%	60%	56%	53%	59%	68%	56%	54%	59%	58%
Personnel	26%	15%	14%	19%	17%	24%	15%	13%	19%	17%	23%	15%	14%	18%	17%
Technology	3%	2%	2%	3%	2%	4%	3%	2%	3%	3%	4%	3%	3%	4%	3%
General & administrative	3%	1%	1%	2%	2%	2%	1%	2%	2%	2%	3%	2%	2%	2%	2%

Hotels and Other
Hotels	168.5	174.0	181.1	135.4	659.0	158.6	150.4	151.1	124.6	584.5	148.0	152.3	143.1	106.9	550.3
Media and advertising	29.9	41.7	38.5	35.0	145.1	32.6	40.6	40.5	36.0	149.7	30.8	35.5	36.0	29.8	132.0
Other	23.7	25.0	28.1	20.7	97.4	22.5	20.9	22.8	17.5	83.9	17.9	17.7	17.4	14.6	67.8
Hotels and Other Revenue[3]	$222.1	$240.7	$247.7	$191.1	$901.5	$213.7	$211.9	$214.4	$178.1	$818.1	$196.7	$205.5	$196.5	$151.3	$750.1
Cost of Sales	4.0	8.6	10.7	8.0	31.3	6.5	8.3	8.6	9.3	32.8	4.9	8.9	7.1	8.3	29.4
Marketing	50.3	52.6	56.7	39.6	199.2	47.1	48.7	46.9	39.3	181.9	47.2	55.3	52.7	40.3	195.5
Personnel[4]	69.2	65.4	61.8	60.3	256.5	66.0	62.0	60.7	62.8	251.4	60.7	58.4	57.2	50.2	226.5
Technology	12.0	12.2	12.7	13.0	49.9	13.2	12.9	13.4	14.4	54.0	12.6	13.4	14.1	13.7	53.9
General & administrative	13.3	13.3	11.1	11.7	49.4	11.3	12.0	11.8	8.9	43.9	9.9	9.3	9.3	9.2	37.6
Adjusted EBITDA	$73.3	$88.6	$94.7	$58.5	$315.2	$69.6	$68.0	$73.0	$43.4	$254.1	$61.4	$60.2	$56.1	$29.6	$207.2
Growth % (y/y)						(5)%	(23)%	(23)%	(26)%	(19)%	(12)%	(11)%	(23)%	(32)%	(18)%
Adjusted EBITDA Margin	33%	37%	38%	31%	35%	33%	32%	34%	24%	31%	31%	29%	29%	20%	28%

Expenses as a % of revenue
Cost of Sales	2%	4%	4%	4%	3%	3%	4%	4%	5%	4%	2%	4%	4%	5%	4%
Marketing	23%	22%	23%	21%	22%	22%	23%	22%	22%	22%	24%	27%	27%	27%	26%
Personnel	31%	27%	25%	32%	28%	31%	29%	28%	35%	31%	31%	28%	29%	33%	30%
Technology	5%	5%	5%	7%	6%	6%	6%	6%	8%	7%	6%	7%	7%	9%	7%
General & administrative	6%	6%	4%	6%	5%	5%	6%	6%	5%	5%	5%	5%	5%	6%	5%

Segment Reporting Memo

February 12, 2026

	2023					2024					2025
$ Millions	Q1	Q2	Q3	Q4	FY*	Q1	Q2	Q3	Q4	FY*	Q1	Q2	Q3	Q4	FY*
TheFork
TheFork Revenue	$34.9	$38.0	$42.3	$38.5	$153.7	$41.3	$42.2	$49.1	$48.3	$180.8	$46.4	$54.2	$62.9	$57.2	$220.8
Cost of Sales	1.8	1.6	2.7	3.2	9.2	2.5	2.8	4.6	5.4	15.2	4.8	5.3	4.5	7.4	21.9
Marketing[5]	13.2	8.1	12.1	7.4	40.8	14.5	9.0	13.0	14.7	51.3	18.9	11.3	16.0	15.4	61.7
Personnel[4]	22.5	25.6	21.7	21.3	91.2	21.5	20.9	19.6	20.6	82.6	19.4	21.7	21.5	23.8	86.5
Technology	3.0	3.2	2.9	3.1	12.3	3.0	3.0	3.2	3.1	12.2	3.3	3.4	3.7	3.4	13.7
General & administrative	4.0	3.7	3.7	3.3	14.7	3.3	3.4	3.2	4.2	14.2	3.5	3.7	3.4	6.0	16.6
Adjusted EBITDA	$(9.6)	$(4.2)	$(0.8)	$0.2	$(14.5)	$(3.5)	$3.1	$5.5	$0.3	$5.3	$(3.5)	$8.8	$13.8	$1.2	$20.4
Growth % (y/y)						(64)%	n.m.	n.m.	n.m.	n.m.	(0)%	184%	151%	300%	285%
Adjusted EBITDA Margin	(28)%	(11)%	(2)%	1%	(9)%	(8)%	7%	11%	1%	3%	(8)%	16%	22%	2%	9%

Expenses as a % of revenue
Cost of Sales	5%	4%	6%	8%	6%	6%	7%	9%	11%	8%	10%	10%	7%	13%	10%
Marketing	38%	21%	29%	19%	27%	35%	21%	26%	30%	28%	41%	21%	25%	27%	28%
Personnel	64%	67%	51%	55%	59%	52%	50%	40%	43%	46%	42%	40%	34%	42%	39%
Technology	9%	8%	7%	8%	8%	7%	7%	7%	6%	7%	7%	6%	6%	6%	6%
General & administrative	11%	10%	9%	9%	10%	8%	8%	7%	9%	8%	8%	7%	5%	10%	8%

n.m. = not meaningful

(1)
Consolidated Adjusted EBITDA is a non-GAAP measure, and certain operating expenses used to calculate Consolidated Adjusted EBITDA are also non-GAAP given they exclude GAAP expenses in some cases. Refer to Exhibit 99.1 in our Form 8-K filed with the SEC on February 12, 2026, for the Company's definitions of Consolidated Adjusted EBITDA and non-GAAP operating expenses, as well as reconciliations to the most directly comparable GAAP measure.
(2)
Consolidated Adjusted EBITDA margin is a non-GAAP measure. Tripadvisor defines “Consolidated Adjusted EBITDA margin” as Consolidated Adjusted EBITDA divided by revenue.
(3)
Hotels and Other segment shown in this table is gross of intersegment (intercompany) revenue, which is eliminated on a consolidated basis.
(4)
This amount is exclusive of stock-based compensation expense. Please refer to our definition of Adjusted EBITDA, the Company's segment profit measure under GAAP, on Exhibit 99.1 in our Form 8-K filed with the SEC on February 12, 2026.
(5)
TheFork segments marketing expenses are shown gross of intersegment (intercompany) expenses, which is eliminated on a consolidated basis.

* Full-year totals reflect data as reported and may differ from the summation of the quarterly data on this table due to rounding.